N / E / W / S     R / E / L / E / A / S / E

October 25, 2012

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com/

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 3rd QUARTER EARNINGS PER SHARE OF $.35

First Merchants Corporation (NASDAQ – FRME) has reported third quarter 2012 earnings per share of $.35 compared to a $.25 per share loss during the same period in 2011.  Net income available to common shareholders totaled $10.1 million for the quarter, a $16.5 million increase over the third quarter of 2011. The loss in the third quarter of 2011 was the result of a $.46 per share one-time charge related to the Corporation’s exit of the CPP program.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our third quarter 2012 results are gratifying and a source of strength providing flexibility in capital planning, business line investment and acquisition considerations.  We continue to effectively create value through this low interest rate cycle by growing loans while maintaining disciplined pricing and credit standards.  Our traditionally strong net interest margin should continue to be incrementally supported by yield accretion resulting from our FDIC acquisition in February.”

Year-to-date earnings per share totaled $1.09, a $.99 per share increase over the prior year total of $.10 per share.  Of the $.99 per share improvement, $.32 is the result of improvements made to our banking model during the year, including business line expansion and consistent market coverage.  In addition, $.46 per share is related to the CPP repayment in the third quarter of 2011, and $.21 is related to the one-time gain on the Corporation’s FDIC purchase and assumption agreement with SCB Bank in Shelbyville, Indiana, during the first quarter of 2012. Year-to-date net income available to common shareholders totaled $31.4 million compared to $2.6 million earned in the first nine months of 2011.

Total assets equaled $4.3 billion, as loans and investments total $2.8 billion and $929 million, respectively.  The Corporation’s loan-to-deposit ratio remained steady at 89 percent while the loan-to-asset ratio increased one percentage point to 67 percent.

Net-interest income totaled $39.9 million for the third quarter of 2012 and net-interest margin remained strong totaling 4.32 percent as yields on earning assets totaled 4.89 percent and the cost of supporting liabilities totaled .57 percent.  Discount accretion resulting from the SCB transaction added $2.6 million, or 28 basis points, to net-interest income and net-interest margin for the third quarter of 2012.  YTD net-interest income totaled $114.1 million, an increase of $6.9 million over the nine months of 2011.

Non-interest income totaled $14.3 million for the third quarter of 2012 and $50.1 million year-to-date.  After normalizing for bond gains and losses and the first quarter 2012 FDIC gain, non-interest income improved by $4.4 million, or 13 percent, during the first nine months of the year.  Gains from the sale of mortgage loans accounted for $2.4 million of the increase. Non-interest expense increased slightly on both a quarterly and year-to-date basis totaling $34.4 million and $102.6 million, respectively.

Provision expense totaled $4.6 million for the third quarter 2012 and $14.0 million year-to-date, compared to $5.6 million and $16.8 million in 2011.  Net charge-offs were $5.3 million for the third quarter 2012 and $15.4 million year-to-date, compared to $9.6 million and $26.7 million in 2011.  The allowance for loan losses is $69.5 million, or 2.43 percent of total loans and 122 percent of non-accrual loans, the highest coverage ratio since 2006.

As of September 30, 2012, the Corporation’s total risk-based capital equaled 16.62 percent, Tier 1 common risk-based capital equaled 9.71 percent, and tangible common equity ratio totaled 7.51 percent.  As of September 30, 2011 the Corporation’s total risk-based capital equaled 16.21 percent, Tier 1 common risk-based capital equaled 8.53 percent, and tangible common equity ratio totaled 6.88 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, October 25, 2012.

To participate, dial (Toll Free) 877-317-6789 and reference First Merchants Corporation’s third quarter earnings release. International callers please call +1 412-317-6789. A replay of the call will be available until October 25, 2013. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10019381.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme121025.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A.  First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,
	2012	2011
ASSETS
Cash and cash equivalents	$57,027	$60,166
Interest-bearing time deposits	35,324	16,115
Investment securities	928,716	937,828
Mortgage loans held for sale	27,711	12,257
Loans	2,836,324	2,712,938
Less: Allowance for loan losses	(69,493)	(73,074)
Net loans	2,766,831	2,639,864
Premises and equipment	51,373	51,432
Federal Reserve and Federal Home Loan Bank stock	32,824	31,381
Interest receivable	17,519	17,770
Core deposit intangibles and goodwill	150,019	151,062
Cash surrender value of life insurance	124,702	123,524
Other real estate owned	13,780	19,425
Tax asset, deferred and receivable	29,344	35,804
Other assets	14,998	21,881
TOTAL ASSETS	$4,250,168	$4,118,509
LIABILITIES
Deposits:
Noninterest-bearing	$679,818	$598,139
Interest-bearing	2,514,933	2,466,111
Total Deposits	3,194,751	3,064,250
Borrowings:
Federal funds purchased	57,024	27,946
Securities sold under repurchase agreements	153,454	117,097
Federal Home Loan Bank advances	145,467	168,764
Subordinated debentures and term loans	112,169	194,961
Total Borrowings	468,114	508,768
Interest payable	1,591	2,186
Other liabilities	38,857	30,760
Total Liabilities	3,703,313	3,605,964
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding - 90,782.94 shares	90,783	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 28,672,177 and 28,538,164 shares	3,584	3,567
Additional paid-in capital	256,290	254,801
Retained earnings	198,094	162,669
Accumulated other comprehensive income (loss)	(2,021)	600
Total Stockholders' Equity	546,855	512,545
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,250,168	$4,118,509

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
INTEREST INCOME
Loans receivable:
Taxable	$38,160	$37,024	$110,660	$113,219
Tax-exempt	118	86	358	435
Investment securities:
Taxable	4,176	5,078	13,218	14,665
Tax-exempt	2,532	2,529	7,645	7,617
Federal funds sold				3
Deposits with financial institutions	16	45	69	228
Federal Reserve and Federal Home Loan Bank stock	345	323	1,035	1,005
Total Interest Income	45,347	45,085	132,985	137,172
INTEREST EXPENSE
Deposits	3,517	5,046	11,566	17,776
Federal funds purchased	38	16	62	22
Securities sold under repurchase agreements	211	384	703	1,148
Federal Home Loan Bank advances	492	1,089	2,123	3,067
Subordinated debentures and term loans	1,187	2,699	4,460	7,984
Total Interest Expense	5,445	9,234	18,914	29,997
NET INTEREST INCOME	39,902	35,851	114,071	107,175
Provision for loan losses	4,609	5,556	14,029	16,775
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	35,293	30,295	100,042	90,400
OTHER INCOME
Service charges on deposit accounts	2,913	3,169	8,625	8,945
Fiduciary activities	1,986	1,881	5,907	5,846
Other customer fees	2,740	2,583	8,476	7,452
Commission income	1,618	1,528	4,770	4,440
Earnings on cash surrender value of life insurance	685	644	2,725	1,793
Net gains and fees on sales of loans	2,849	1,768	7,115	4,671
Net realized gains on sales of available for sale securities	843	861	2,134	2,149
Other-than-temporary impairment on available for sale securities				(400)
Gain on FDIC modified whole bank transaction			9,124
Other income	639	796	1,220	1,253
Total Other Income	14,273	13,230	50,096	36,149
OTHER EXPENSES
Salaries and employee benefits	20,083	19,964	59,078	55,700
Net occupancy	2,568	2,530	7,692	7,690
Equipment	1,798	1,662	5,259	5,122
Marketing	536	534	1,542	1,352
Outside data processing fees	1,413	1,391	4,295	4,294
Printing and office supplies	287	301	848	902
Core deposit amortization	489	755	1,438	2,957
FDIC assessments	792	1,201	2,771	4,756
Other real estate owned and credit-related expenses	2,104	2,007	6,412	8,045
Other expenses	4,334	3,877	13,277	11,684
Total Other Expenses	34,404	34,222	102,612	102,502
INCOME BEFORE INCOME TAX	15,162	9,303	47,526	24,047
Income tax expense	3,926	2,561	12,714	6,356
NET INCOME	11,236	6,742	34,812	17,691
Loss on CPP unamortized discount		(1,401)		(1,401)
Loss on extinguishment of trust preferred securities		(10,857)		(10,857)
Preferred stock dividends and discount accretion	(1,134)	(868)	(3,404)	(2,846)
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$10,102	$(6,384)	$31,408	$2,587
Per Share Data:
Basic Net Income (Loss) Available to Common Stockholders	$0.35	$(0.25)	$1.09	$0.10
Diluted Net Income (Loss) Available to Common Stockholders	$0.35	$(0.25)	$1.09	$0.10
Cash Dividends Paid	$0.03	$0.01	$0.07	$0.03
Average Diluted Shares Outstanding (in thousands)	28,888	26,367	28,819	26,019

FINANCIAL HIGHLIGHTS
(Dollars In Thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
NET CHARGE OFF'S	$5,259	$9,615	$15,434	$26,678

AVERAGE BALANCES:
Total Assets	$4,237,590	$4,113,316	$4,230,186	$4,124,697
Total Loans	2,845,398	2,725,449	2,803,706	2,758,635
Total Earning Assets	3,829,127	3,714,401	3,818,805	3,736,503
Total Deposits	3,248,100	3,101,458	3,243,217	3,179,218
Total Stockholders' Equity	540,988	478,836	530,153	466,671

FINANCIAL RATIOS:
Return on Average Assets	0.95%	-0.62%	0.99%	0.08%
Return on Average Stockholders' Equity	7.47	(5.33)	7.90	0.74
Return on Average Common Stockholders' Equity	8.98	(6.23)	9.53	0.86
Average Earning Assets to Average Assets	90.36	90.30	90.28	90.59
Allowance for Loan Losses as % of Total Loans	2.43	2.68	2.43	2.68
Net Charge Off's as % of Average Loans (Annualized)	0.74	1.41	0.73	1.29
Average Stockholders' Equity to Average Assets	12.77	11.64	12.53	11.31
Tax Equivalent Yield on Earning Assets	4.89	5.01	4.79	5.05
Cost of Supporting Liabilities	0.57	0.99	0.66	1.07
Net Interest Margin (FTE) on Earning Assets	4.32	4.02	4.13	3.98

NON-PERFORMING ASSETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
Non-Accrual Loans	$56,999	$63,127	$74,456	$69,592	$78,933
Renegotiated Loans	6,871	3,921	6,695	14,308	6,701
Non-Performing Loans (NPL)	63,870	67,048	81,151	83,900	85,634
Other Real Estate Owned	13,780	14,183	15,628	16,289	19,425
Non-Performing Assets (NPA)	77,650	81,231	96,779	100,189	105,059
90+ Days Delinquent	1,974	665	253	580	1,595
NPAS & 90 Day Delinquent	$79,624	$81,896	$97,032	$100,769	$106,654
Loan Loss Reserve	$69,493	$70,143	$70,369	$70,898	$73,074
Quarterly Net Charge-offs	5,259	4,771	5,404	8,031	9,615
NPAs / Actual Assets %	1.83%	1.92%	2.28%	2.40%	2.55%
NPAs & 90 Day / Actual Assets %	1.87%	1.93%	2.29%	2.41%	2.59%
NPAs / Actual Loans and REO %	2.70%	2.87%	3.42%	3.65%	3.83%
Loan Loss Reserves / Actual Loans (%)	2.43%	2.49%	2.50%	2.60%	2.68%
Net Charge Off's as % of Average Loans (Annualized)	0.74%	0.68%	0.78%	1.18%	1.41%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
ASSETS
Cash and due from banks	$57,027	$68,493	$60,991	$73,312	$60,166
Interest-bearing time deposits	35,324	41,760	34,290	52,851	16,115
Investment securities	928,716	944,321	960,032	946,400	937,828
Mortgage loans held for sale	27,711	15,278	22,138	17,864	12,257
Loans	2,836,324	2,797,634	2,792,989	2,713,415	2,712,938
Less: Allowance for loan losses	(69,493)	(70,143)	(70,369)	(70,898)	(73,074)
Net loans	2,766,831	2,727,491	2,722,620	2,642,517	2,639,864
Premises and equipment	51,373	51,335	51,541	51,013	51,432
Federal Reserve and Federal Home Loan Bank stock	32,824	33,033	33,026	31,270	31,381
Interest receivable	17,519	16,506	16,730	17,723	17,770
Core deposit intangibles and goodwill	150,019	150,006	150,486	150,471	151,062
Cash surrender value of life insurance	124,702	124,018	123,355	124,329	123,524
Other real estate owned	13,780	14,183	15,628	16,289	19,425
Tax asset, deferred and receivable	29,344	32,003	32,112	36,424	35,804
Other assets	14,998	13,996	13,417	12,613	21,881
TOTAL ASSETS	$4,250,168	$4,232,423	$4,236,366	$4,173,076	$4,118,509
LIABILITIES
Deposits:
Noninterest-bearing	$679,818	$684,101	$677,643	$646,508	$598,139
Interest-bearing	2,514,933	2,604,797	2,601,935	2,488,147	2,466,111
Total Deposits	3,194,751	3,288,898	3,279,578	3,134,655	3,064,250
Borrowings:
Federal funds purchased	57,024	652	10,936		27,946
Securities sold under repurchase agreements	153,454	160,127	139,308	156,305	117,097
Federal Home Loan Bank advances	145,467	96,847	131,496	138,095	168,764
Subordinated debentures and term loans	112,169	115,951	115,969	194,974	194,961
Total Borrowings	468,114	373,577	397,709	489,374	508,768
Interest payable	1,591	2,168	2,094	2,925	2,186
Other liabilities	38,857	32,104	29,044	31,655	30,760
Total Liabilities	3,703,313	3,696,747	3,708,425	3,658,609	3,605,964
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding	90,783	90,783	90,783	90,783	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	3,584	3,580	3,578	3,570	3,567
Additional paid-in capital	256,290	255,632	255,116	254,874	254,801
Retained earnings	198,094	188,863	181,664	168,717	162,669
Accumulated other comprehensive income (loss)	(2,021)	(3,307)	(3,325)	(3,602)	600
Total Stockholders' Equity	546,855	535,676	527,941	514,467	512,545
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,250,168	$4,232,423	$4,236,366	$4,173,076	$4,118,509

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
INTEREST INCOME
Loans receivable:
Taxable	$38,160	$36,652	$35,848	$36,497	$37,024
Tax exempt	118	123	117	93	86
Investment securities:
Taxable	4,176	4,468	4,574	4,565	5,078
Tax exempt	2,532	2,551	2,562	2,550	2,529
Federal funds sold
Deposits with financial institutions	16	28	25	54	45
Federal Reserve and Federal Home Loan Bank stock	345	347	343	314	323
Total Interest Income	45,347	44,169	43,469	44,073	45,085
INTEREST EXPENSE
Deposits	3,517	3,939	4,110	4,505	5,046
Federal funds purchased	38	12	12	3	16
Securities sold under repurchase agreements	211	197	295	363	384
Federal Home Loan Bank advances	492	637	994	1,114	1,089
Subordinated debentures, revolving credit lines and term loans	1,187	1,331	1,942	1,908	2,699
Total Interest Expense	5,445	6,116	7,353	7,893	9,234
NET INTEREST INCOME	39,902	38,053	36,116	36,180	35,851
Provision for loan losses	4,609	4,545	4,875	5,855	5,556
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	35,293	33,508	31,241	30,325	30,295
OTHER INCOME
Service charges on deposit accounts	2,913	2,893	2,819	3,027	3,169
Fiduciary activities	1,986	1,938	1,983	1,804	1,881
Other customer fees	2,740	3,150	2,586	2,572	2,583
Commission income	1,618	1,485	1,667	1,220	1,528
Earnings on cash surrender value of life insurance	685	662	1,378	803	644
Net gains and fees on sales of loans	2,849	2,314	1,952	2,747	1,768
Net realized gains on sales of available for sale securities	843	502	789	290	861
Gain on FDIC modified whole bank transaction			9,124
Other income	639	221	360	508	796
Total Other Income	14,273	13,165	22,658	12,971	13,230
OTHER EXPENSES
Salaries and employee benefits	20,083	19,641	19,354	19,035	19,964
Net occupancy	2,568	2,473	2,651	2,428	2,530
Equipment	1,798	1,656	1,805	1,672	1,662
Marketing	536	564	442	650	534
Outside data processing fees	1,413	1,506	1,376	1,377	1,391
Printing and office supplies	287	294	267	340	301
Core deposit amortization	489	480	469	591	755
FDIC assessments	792	862	1,117	775	1,201
Other real estate owned and credit-related expenses	2,104	2,122	2,186	2,569	2,007
Other expenses	4,334	4,582	4,361	3,999	3,877
Total Other Expenses	34,404	34,180	34,028	33,436	34,222
INCOME BEFORE INCOME TAX	15,162	12,493	19,871	9,860	9,303
Income tax expense	3,926	3,288	5,500	2,299	2,561
NET INCOME	11,236	9,205	14,371	7,561	6,742
Loss on CPP unamortized discount					(1,401)
Loss on extinguishment of trust preferred securities					(10,857)
Preferred stock dividends and discount accretion	(1,134)	(1,135)	(1,135)	(1,135)	(868)
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$10,102	$8,070	$13,236	$6,426	$(6,384)
PER SHARE:
Basic Net Income (Loss) Available to Common Stockholders	$0.35	$0.28	$0.46	$0.24	$(0.25)
Diluted Net Income (Loss) Available to Common Stockholders	$0.35	$0.28	$0.46	$0.24	$(0.25)
Cash Dividends Paid	$0.03	$0.03	$0.01	$0.01	$0.01
Average Diluted Shares Outstanding (in thousands)	28,888	28,815	28,755	28,700	26,367
FINANCIAL RATIOS:
Return on Average Assets	0.95%	0.76%	1.26%	0.61%	-0.62%
Return on Average Stockholders' Equity	7.47	6.07	10.23	5.01	(5.33)
Return on Average Common Stockholders' Equity	8.98	7.32	12.40	6.08	(6.23)
Average Earning Assets to Average Assets	90.36	90.30	90.16	89.66	90.30
Allowance for Loan Losses as % of Total Loans	2.43	2.49	2.50	2.60	2.68
Net Charge Off's as % of Average Loans (Annualized)	0.74	0.68	0.78	1.18	1.41
Average Stockholders' Equity to Average Assets	12.77	12.51	12.32	12.22	11.64
Tax Equivalent Yield on Earning Assets	4.89	4.75	4.74	4.83	5.01
Cost of Supporting Liabilities	0.57	0.64	0.78	0.84	0.99
Net Interest Margin (FTE) on Earning Assets	4.32	4.11	3.96	3.99	4.02

LOANS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
Commercial and industrial loans	$592,517	$552,353	$546,304	$532,523	$518,848
Agricultural production financing and other loans to farmers	107,166	106,135	97,165	104,526	106,761
Real estate loans:
Construction	93,610	99,588	92,694	81,780	70,044
Commercial and farm land	1,241,054	1,219,114	1,229,195	1,194,230	1,196,270
Residential	475,272	480,917	498,354	481,493	495,954
Home Equity	204,888	207,250	210,564	191,631	196,191
Individuals' loans for household and other personal expenditures	77,171	83,933	78,711	84,172	90,810
Lease financing receivables, net of unearned income	2,970	2,976	3,112	3,555	4,160
Other loans	41,676	45,368	36,890	39,505	33,900
Loans	2,836,324	2,797,634	2,792,989	2,713,415	2,712,938
Allowance for loan losses	(69,493)	(70,143)	(70,369)	(70,898)	(73,074)
NET LOANS	$2,766,831	$2,727,491	$2,722,620	$2,642,517	$2,639,864

DEPOSITS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
Demand deposits	$1,455,568	$1,521,194	$1,470,938	$1,438,513	$1,360,174
Savings deposits	837,409	822,299	801,935	757,166	712,545
Certificates and other time deposits of $100,000 or more	256,077	261,156	269,796	264,787	278,115
Other certificates and time deposits	527,304	546,182	566,934	551,247	570,380
Brokered deposits	118,393	138,067	169,975	122,942	143,036
TOTAL DEPOSITS	$3,194,751	$3,288,898	$3,279,578	$3,134,655	$3,064,250